EXHIBIT 10(b)

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

          This Second Amendment to Third Amended and Restated Credit Agreement (this "SECOND AMENDMENT") is entered into effective as of the 11th day of August, 2003 (the "EFFECTIVE DATE"), by and among Denbury Resources Inc., a Delaware corporation ("BORROWER"), Bank One, NA, as Administrative Agent ("ADMINISTRATIVE AGENT"), and the financial institutions parties hereto as Banks ("BANKS").

                               W I T N E S S E T H

          WHEREAS, Borrower, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of September 12, 2002 (as amended, the "CREDIT AGREEMENT") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

          WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and

          WHEREAS, Borrower has requested that Banks (a) amend certain terms of the Credit Agreement in certain respects, and (b) waive the Specified Default (as hereinafter defined) which has occurred and which is continuing; and

          WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower's requests.

          NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and each Bank hereby agree as follows:

SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.

     1.1 ADDITIONAL DEFINITION. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the definition of "SECOND AMENDMENT" which shall read in full as follows:

          "SECOND AMENDMENT" means that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of August 11, 2003 among Borrower, Administrative Agent and Banks.

     1.2 AMENDMENT TO DEFINITION.  The definition of "LOAN PAPERS"  contained in
Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

          "LOAN PAPERS" means this Agreement, the First Amendment, the Second Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Assignments and Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Assignments and Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time. In addition, the term "LOAN PAPERS," as used in Article XIII hereof, shall also include the Bond Documents.

     1.3 AMENDMENT TO HEDGE TRANSACTIONS COVENANT. Section 10.11 of the Credit Agreement shall be amended to read in full as follows:

     "SECTION 10.11 HEDGE TRANSACTIONS.

          (a) Borrower will not, nor will Borrower permit any other Credit Party to, hedge (which hedges shall not have a tenor of greater than four (4) years) more than the following percentages of its "forecasted production from Proved Mineral Interests" (as defined below) during any applicable calendar year (a "MEASUREMENT PERIOD"), as measured from the current date (a "MEASUREMENT date"):

                              Calendar Year Hedged                Percentage Limitation
                              --------------------                ---------------------
                         (relative to measurement date)

                                                                  Oil            Gas
                                                                  ---            ---
                             Current Year                          85%            85%
                             First Subsequent Year                 70%            70%
                             Second Subsequent Year                55%            55%
                             Third Subsequent Year                 40%            40%


     provided, that, and notwithstanding anything to the contrary contained herewith, with respect to, but only with respect to, the last two (2) Fiscal Quarters of the Fiscal Year ending December 31, 2003, the percentage limitation with respect to oil shall be deemed to be 90%; provided, further, that, if any measurement date occurs in the final two Fiscal Quarters of any measurement period, for the purpose of determining the appropriate percentage limitation from the table above (which determination shall be made without giving effect to the first proviso above [i.e. the current year percentage limitation for oil shall be deemed to be 85%]), the limitations of the current year shall apply to both the remaining portion of that current year and the entire subsequent year, and the limitations of the first subsequent year shall apply to the second subsequent year, and so forth (as an example only, and for the avoidance of doubt, for any measurement date occurring during the first two Fiscal Quarters of 2003, an Oil and Gas Hedge Transaction for 2004 would have a 70% limitation; provided, however, for any measurement date occurring during the last two Fiscal Quarters of 2003, an Oil and Gas Hedge Transaction for 2004 would have an 85% limitation); provided, further, that, Borrower may enter into Hedge Transactions consisting solely of a floor price (i.e. floor, put or option) so long as the amount of Hydrocarbons which are the subject of any such Hedge Transaction in existence at any such time do not exceed one-hundred percent (100%) of Borrower's anticipated production from Proved Mineral Interests during the term of any such existing Hedge Transaction; and

          (b) Borrower will not permit its (i) production of oil during any Fiscal Quarter to be less than the aggregate amount of oil which is the subject of Oil and Gas Hedge Transactions during such Fiscal Quarter, or
     (ii) production of gas during any Fiscal Quarter to be less than the aggregate amount of gas which is the subject of Oil and Gas Hedge Transactions during such Fiscal Quarter.

     As used in Section 10.11(a) above, "forecasted production from Proved Mineral Interests" shall mean the forecasted production for oil and gas, each taken individually, for the applicable calendar year as reflected in the most recent Reserve Report delivered to Administrative Agent pursuant to Section 5.1 hereof, after giving effect to any pro forma adjustments for the consummation of any "material acquisitions or dispositions" between the effective date of such Reserve Report and the measurement date. "Material acquisitions or dispositions" means any acquisition or disposition of any asset with a Recognized Value in excess of $10,000,000, or any cumulative total of all immaterial acquisitions or dispositions which in the aggregate have a Recognized Value in excess of $10,000,000."

SECTION 2. SPECIFIED DEFAULT; LIMITED WAIVER. Borrower has failed to comply with the provisions set forth in Section 10.11 of the Credit Agreement prohibiting Borrower from hedging more than 85% of its anticipated production with respect to oil for the Fiscal Year ending December 31, 2003 (the "SPECIFIED Default"), which Specified Default constitutes an Event of Default under the Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Banks hereby waive the Specified Default; provided, that, such waiver is expressly limited as follows: (i) such waiver is limited solely to the non-compliance by Borrower with the provisions of Section 10.11 of the Credit Agreement prior to the Effective Date, and (ii) such waiver is a limited, one-time waiver, and nothing contained herein shall obligate Banks to grant any additional or future waiver with respect to, or in connection with, any provision of any Loan Paper.

SECTION 3.  CONDITIONS  PRECEDENT TO  AMENDMENTS.  The  amendments  contained in
Section 1 hereof and the limited waiver contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

     3.1 NO DEFAULT. Other than the Specified Default, no Default or Event of Default shall have occurred which is continuing.

     3.2 OTHER DOCUMENTS. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Borrower shall have taken such actions, as Administrative Agent may reasonably require in connection with this Second Amendment and the transactions contemplated hereby.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWER. To induce Banks and Administrative Agent to enter into this Second Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

     4.1 REAFFIRM EXISTING REPRESENTATIONS AND WARRANTIES. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof and the waiver set forth in Section 2 hereof.

     4.2 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery and performance by Borrower of this Second Amendment are within Borrower's corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or the Subsidiaries of Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower except Permitted Encumbrances.

     4.3 VALIDITY AND ENFORCEABILITY. This Second Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     4.4 NO DEFAULT OR EVENT OF DEFAULT. Other than the Specified Default, no Default or Event of Default has occurred which is continuing.

     4.5 ACKNOWLEDGMENT OF SPECIFIED DEFAULT. Borrower acknowledges that the Specified Default has occurred and is continuing, and that Borrower has no defense thereto or any other defense to (i) Borrower's obligation to pay the Obligations when due, or (ii) the validity, enforceability or binding effect against Borrower or any other Credit Party of the Credit Agreement or any of the other Loan Papers (to the extent a party thereto) or any Liens intended to be created thereby.

     4.6 INACTION BY ADMINISTRATIVE AGENT OR BANKS. No failure or delay on the part of Administrative Agent or Banks to exercise any right or remedy under the Credit Agreement, any other Loan Paper or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Papers and applicable law.

SECTION 5. MISCELLANEOUS.

     5.1 REAFFIRMATION OF LOAN PAPERS. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

     5.2 PARTIES IN INTEREST. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     5.3 LEGAL EXPENSES. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

     5.4 COUNTERPARTS. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

     5.5 COMPLETE AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     5.6 HEADINGS. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

     5.7 EFFECTIVENESS. This Second Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Banks when counterparts hereof have been executed by Borrower and Required Banks, and all conditions to the effectiveness hereof set forth herein have been satisfied.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers on the date and year first above written.


                           [Signature Pages to Follow]

                                SIGNATURE PAGE TO
                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                                [Signature Page]

                                    BORROWER:
                                    --------

                                    DENBURY RESOURCES INC.,
                                    a Delaware corporation


                                    By:
                                       -----------------------------------------
                                       Phil Rykhoek,
                                       Senior Vice President and
                                       Chief Financial Officer



                                [Signature Page]

                               SIGNATURE PAGE TO
                       SECOND AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


                                    ADMINISTRATIVE AGENT:
                                    --------------------

                                    BANK ONE, NA, as Administrative Agent

                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    BANKS:
                                    -----

                                    BANK ONE, NA

                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                [Signature Page]
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                               SIGNATURE PAGE TO
                       SECOND AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


                                    FORTIS CAPITAL CORP.


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------












                                [Signature Page]

                               SIGNATURE PAGE TO
                       SECOND AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT



                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------






                                [Signature Page]

                               SIGNATURE PAGE TO
                       SECOND AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


                                    COMERICA BANK - TEXAS

                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------









                                [Signature Page]

                               SIGNATURE PAGE TO
                       SECOND AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


                                    UNION BANK OF CALIFORNIA, N.A.

                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------





                                [Signature Page]

                               SIGNATURE PAGE TO
                       SECOND AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


                                    WELLS FARGO BANK TEXAS, N.A.

                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------






                                [Signature Page]

                               SIGNATURE PAGE TO
                       SECOND AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT



                                    FLEET NATIONAL BANK

                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------







                                [Signature Page]

                               SIGNATURE PAGE TO
                       SECOND AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT



                                    BANK OF SCOTLAND

                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------





                                [Signature Page]

                               SIGNATURE PAGE TO
                       SECOND AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT


                                   BANK OF AMERICA, N.A.

                                   By:
                                       ----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------





                                [Signature Page]

                               SIGNATURE PAGE TO
                       SECOND AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT



                                  COMPASS BANK


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------












                                [Signature Page]